Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1.....$       0.00000000  Class 4-A12....$     0.00000000
     Class 4-A2.....$      72.49055293  Class 4-PO.....$     0.94253315
     Class 4-A3.....$       0.00000000  Class 4-M......$     0.72080520
     Class 4-A4.....$      28.76959022  Class 4-B1.....$     0.72080696
     Class 4-A5.....$       0.00000000  Class 4-B2.....$     0.72080696
     Class 4-A6.....$       9.31304508  Class 4-B3.....$     0.72080388
     Class 4-A7.....$       0.00000000  Class 4-B4.....$     0.72079848
     Class 4-A8.....$      55.75264593  Class 4-B5.....$     0.72080568
     Class 4-A9.....$       0.00000000  Class 4-R......$     0.00000000
     Class 4-A10....$       0.00000000
     Class 4-A11....$       0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 4-A1.....$       0.00000000  Class 4-A12....$     0.00000000
     Class 4-A2.....$      69.98119884  Class 4-M......$     0.00000000
     Class 4-A3.....$       0.00000000  Class 4-PO.....$     0.90990615
     Class 4-A4.....$      27.77369371  Class 4-B1.....$     0.00000000
     Class 4-A5.....$       0.00000000  Class 4-B2.....$     0.00000000
     Class 4-A6.....$       8.99066200  Class 4-B3.....$     0.00000000
     Class 4-A7.....$       0.00000000  Class 4-B4.....$     0.00000000
     Class 4-A8.....$      53.82269610  Class 4-B5.....$     0.00000000
     Class 4-A9.....$       0.00000000  Class 4-R......$     0.00000000
     Class 4-A10....$       0.00000000
     Class 4-A11....$       0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1.....$       6.25000000  Class 4-A12....$     6.25000000
     Class 4-A2.....$       3.98833673  Class 4-M......$     6.21492701
     Class 4-A3.....$       6.25000000  Class 4-PO.....$     0.00000000
     Class 4-A4.....$       5.35240559  Class 4-B1.....$     6.21492729
     Class 4-A5.....$       6.25000000  Class 4-B2.....$     6.21492729
     Class 4-A6.....$       5.79717607  Class 4-B3.....$     6.21492588
     Class 4-A7.....$       0.00000000  Class 4-B4.....$     6.21492395
     Class 4-A8.....$       5.64370827  Class 4-B5.....$     6.21496466
     Class 4-A9.....$       6.25000000  Class 4-R......$     0.00000000
     Class 4-A10....$       6.25000000  Class 4-S......$     0.21843481
     Class 4-A11....$       6.25000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         73,381.89

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    321,430,602.54

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,161

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                        Class Certificate         Single
                                        Principal Balance   Certificate Balance
                                        -----------------   -------------------

          Class 4-A1....................$   21,540,000.00    $     1,000.00
          Class 4-A2....................$   20,234,758.63    $       565.64
          Class 4-A3....................$   22,546,000.00    $     1,000.00
          Class 4-A4....................$   24,478,377.18    $       827.62
          Class 4-A5....................$   45,556,000.00    $     1,000.00
          Class 4-A6....................$    6,477,230.49    $       918.24
          Class 4-A7....................$   10,576,769.51    $     1,057.68
          Class 4-A8....................$   47,332,795.23    $       847.24
          Class 4-A9....................$   19,614,000.00    $     1,000.00
          Class 4-A10...................$   34,511,000.00    $     1,000.00
          Class 4-A11...................$   20,612,000.00    $     1,000.00
          Class 4-A12...................$   32,552,000.00    $     1,000.00
          Class 4-PO....................$      588,931.42    $       991.88
          Class 4-M.....................$    4,356,238.11    $       993.67
          Class 4-B1....................$    3,484,791.75    $       993.67
          Class 4-B2....................$    3,484,791.75    $       993.67
          Class 4-B3....................$    1,742,892.71    $       993.67
          Class 4-B4....................$      522,669.07    $       993.67
          Class 4-B5....................$    1,219,356.69    $       993.67
          Class 4-R.....................$            0.00    $         0.00
          Class 4-S.....................$  292,130,125.20    $       909.60

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$              0.00
          unpaid principal balance...........................$              0.00
          number of related mortgage loans...................                  0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                *Number               8     *Principal Balance $  1,810,451.36
               (2)  60-89 days
                 Number               3      Principal Balance $    393,062.97
               (3)  90 days or more
                 Number               0      Principal Balance $          0.00

          (b)  in foreclosure
                 Number               2      Principal Balance $    341,622.02

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):..............$                       0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 4-S: .......................      0.280300%


          1.  Senior Percentage for such Distribution Date: ....... 95.47313000%

          2.  Group I Senior Percentage for such Distribution Date: 79.37303400%

          3.  Group II Senior Percentage for such Distribution Date:16.10009600%

          4.  Senior Prepayment Percentage for such Distribution
              Date: ...............................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: .......  4.52687000%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ...............................................  0.00000000%